UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2015

HK Battery Technology Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52636	20-3724068
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Boulevard, Suite 888
Pasadena, CA	91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 683-9120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On August 21, 2015, HK Battery Technology Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Lianyungang HK New Energy Vehicle System Integration Corporation, a company organized under the laws of the People’s Republic of China (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser 132,000,000 shares of the Company’s common stock, at a per share price of $0.75, for aggregate proceeds of $99,000,000. The consummation of the transactions contemplated by the Purchase Agreement is subject to the conditions set forth therein. A copy of the Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01  Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated August 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HK Battery Technology, Inc.

Date: August 26, 2015	By:	/s/ Jianguo Xu
Jianguo Xu Chief Executive Officer